July 27, 2010

NEUBERGER BERMAN TAX-FREE MONEY FUND

SUMMARY PROSPECTUS
Reserve Class Shares (NTFXX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at https://www.nb.com/MutualFundLiterature.aspx?id=1230&aclass=income&sclass=r. You can also get this information at no cost by calling (800) 877-9700 or by sending an email request to fundinfo@nb.com. You can also get this information from your investment provider or any investment provider authorized to sell the Fund’s shares. The Fund’s prospectus and SAI, each dated July 27, 2010 (and as each may be amended or supplemented), are incorporated herein by reference.

GOAL
The Fund seeks the highest available current income that is exempt from federal income tax and, to the extent possible, is not a tax preference item for federal alternative minimum tax purposes, that is consistent with safety and liquidity.

FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.33
Distribution (12b-1) fees	None
Other expenses	0.09
Total annual operating expenses	0.42
Fee waiver and/or expense reimbursement	0.17
Total annual operating expenses after fee waiver and/or expense reimbursement1	0.25

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Reserve Class	$26	$100	$200	$496

1Neuberger Berman Management LLC (NBM) has contractually undertaken to forgo current payment of fees and/or reimburse the Fund so that the investment management fee is limited to the rate of 0.08% of the Fund’s average daily net assets through 3/31/2012. The Fund has agreed that it will repay NBM for fees and expenses forgone or reimbursed provided that repayment does not cause the Fund’s investment management fee to exceed 0.08% of its average daily net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense. The “Management fees” figure in the table includes investment management and administration fees.

PRINCIPAL INVESTMENT STRATEGIES
To pursue its goal, the Fund normally invests at least 80% of its net assets in high-quality, short-term municipal securities. The Fund also normally invests at least 80% of its net assets in securities the interest on which is not a tax preference item for federal alternative minimum tax purposes. The principal issuers of these securities are state and local governments and their agencies located in any of the fifty states, the District of Columbia, Puerto Rico, and other U.S. territories and possessions. The Fund seeks to maintain a stable $1.00 share price. The Fund’s dividends are generally exempt from federal income tax but a portion thereof may be a tax preference item for federal alternative minimum tax purposes. A portion of the dividends you receive may also be exempt from state and local income taxes, depending on where you live.

The Portfolio Managers monitor a range of economic, financial and political factors in order to weigh the yields of municipal securities of various types and maturities against their levels of interest rate and credit risk. Based on their analysis, the Portfolio Managers invest the Fund’s assets primarily in a mix of municipal securities, including variable and floating rate securities, that is intended to provide as high a tax-exempt yield as possible without violating the Fund’s credit quality policies or jeopardizing the stability of its share price.

NEUBERGER BERMAN TAX-FREE MONEY FUND	July 27, 2010

The Fund may invest up to 20% of its net assets in securities the interest income on which is subject to federal, state and/or local income tax and/or is a tax preference item for federal alternative minimum tax purposes.

The Fund is subject to federal regulations for money market funds that set strict standards for credit quality, maturity and liquidity, in an effort to maintain liquidity and a stable share price.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its policy of normally investing at least 80% of its net assets in high-quality, short-term municipal securities without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets or market values will not require the Fund to dispose of a holding.

The Fund is not an appropriate investment for tax-advantaged retirement accounts, such as 401(k) plan accounts or individual retirement accounts, and may not be beneficial for investors in low tax brackets.

PRINCIPAL INVESTMENT RISKS
Most of the Fund’s performance depends on credit quality and interest rates. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund has maintained a stable share price since its inception and intends to continue to do so, its share price could fluctuate, meaning that it is possible to lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Interest Rate Risk. The Fund’s yield will fluctuate in response to changes in interest rates. The value of the Fund’s investments can decline when interest rates rise. Short-term securities tend to react to changes in short-term interest rates.

Credit Risk. A decline in the credit quality of an issuer or a provider of credit or liquidity support for a security can cause the price of a money market security to decrease. Even among high-quality, short-term municipal securities, there is the risk that an issuer could go into default, which would affect the Fund’s performance. Because the Fund emphasizes high credit quality, the Portfolio Managers may decide not to invest in the highest-yielding eligible investments for money market funds. This may mean that its yield is lower than that available from certain other tax-free money market funds.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties in the municipal securities market related to taxation. To the extent that the Fund invests in “private activity bonds,” a part of its dividends will be a tax preference item for purposes of the federal alternative minimum tax.

Recent Market Conditions. Recent events have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. Recent declines in real estate prices and general business activity are reducing tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various private activity bonds. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

NEUBERGER BERMAN TAX-FREE MONEY FUND	July 27, 2010

PERFORMANCE
The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time.

Past performance is not a prediction of future results. Visit www.nb.com or call 800-877-9700 for updated performance information.

YEAR-BY-YEAR %
RETURNS AS OF 12/31 EACH YEAR*

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
						3.33	3.53	2.37	0.48

Best quarter: Q2 '07, 0.90%
Worst quarter: Q4 '09, 0.02%
Year-to-date performance as of 6/30/2010: 0.03%

AVERAGE ANNUAL TOTAL % RETURNS
AS OF 12/31/09*
	1 Year	Since Inception (12/19/2005)
Tax-Free Money Fund	0.48	2.43

*
For the period from 12/19/2005 (the Fund’s inception) to 9/10/2007, the Fund was organized in a single-tier structure. For the period from 9/11/2007 to 10/5/2008, the Fund was organized as a feeder fund in a master-feeder structure. As of 10/6/2008, the Fund is organized in a single-tier structure. Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fee during certain of the periods shown.

INVESTMENT MANAGERS
Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman Fixed Income LLC (NBFI) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS
The Fund is managed by William J. Furrer (Senior Vice President of NBM and NBFI), and Kristian J. Lind (Senior Vice President of NBM and NBFI). Messrs. Furrer and Lind have co-managed the Fund’s assets since 2007.

NEUBERGER BERMAN TAX-FREE MONEY FUND	July 27, 2010

BUYING AND SELLING SHARES
Shares of the Fund generally are available through certain investment providers such as banks, brokerage firms, and financial advisers. If you use an investment provider, you must contact that provider to buy or sell shares of the Fund.

Shares of the Fund are also available directly from NBM. Investors may buy shares directly in various ways:

By wire or by telephone	Call 888-556-9030 for instructions

Investors may sell shares directly in various ways:

By mail	If regular, first-class mail, send to: Neuberger Berman Funds Boston Service Center P.O. Box 8403 Boston, MA 02266-8403	If express delivery, registered mail, or certified mail, send to: Neuberger Berman Funds c/o State Street Bank and Trust Company 30 Dan Road Canton, MA 02021
By fax or by telephone	Call 888-556-9030 for instructions

Shares of the Fund are also available as cash sweep vehicles for certain institutional investors.

The minimum initial investment in Reserve Class shares is $1 million.

The price you pay for each Reserve Class share is its net asset value per share. When you buy shares, you will receive the next share price to be calculated after your order has been accepted.

The Fund pays you the full share price when you sell shares. When you sell shares, you will receive the next share price to be calculated after your order has been accepted.

The Fund calculates its share price as of 3:00 p.m., Eastern time, on business days.

The Fund generally is open for business every day that both the New York Stock Exchange and the Federal Reserve Wire System are open.

TAX INFORMATION
The part of the Fund’s dividends that it designates as “exempt-interest dividends” will be excludable from your gross income for federal income tax purposes. (Accordingly, investment in the Fund’s shares is not appropriate for tax-exempt investors, which will not benefit from that exclusion.) Distributions of the Fund’s taxable net investment income and net capital gains, if any, will be taxable to you. Exempt-interest dividends the Fund pays may be subject to state and local income taxes. In addition, the portion of those dividends attributable to interest on private activity bonds must be treated as a tax preference item for purposes of calculating your liability, if any, for the federal alternative minimum tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman LLC. “Neuberger Berman Management LLC” and the individual Fund name in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC. ©2010 Neuberger Berman Management LLC. All rights reserved. ©2010 Neuberger Berman Fixed Income LLC. All rights reserved.

SEC File Number: 811-03802
K0298 07/10 53405